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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 11, 2002

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                Date of Report (Date of earliest event reported)

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                          ESSENTIAL THERAPEUTICS, INC.

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               (Exact Name of Registrant as Specified in Charter)

            DELAWARE                 0-28006            94-3186021

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(State or Other Jurisdiction of    (Commission        (IRS Employer
         Incorporation)            File Number)    Identification No.)

                       1365 Main Street, Waltham, MA 02451

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               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 647-5554

              (Registrant's telephone number, including area code)

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Item 5. Other Events.

     On March 11, 2002, Essential Therapeutics, Inc., a Delaware corporation ("Essential"), and MC Merger Corp., a Delaware corporation and a wholly owned subsidiary of Essential ("Sub"), completed the acquisition of Maret Corporation, a privately held Delaware corporation also known as Maret Pharmaceuticals ("Maret"), pursuant to an Agreement and Plan of Merger dated as of February 28, 2002 (the "Merger Agreement"), in which Sub merged with and into Maret with Maret as the surviving corporation (the "Merger").

     Upon the closing of the acquisition, an aggregate of 2,000,000 shares of Essential common stock (the "Merger Shares") were issued in exchange for the preferred stock of Maret and in full satisfaction of certain bonus and debt obligations of Maret. All of the shares of Maret common stock issued and outstanding immediately prior to the effectiveness of the Merger were cancelled and extinguished in connection with the Merger. Essential did not assume any options or warrants exercisable for the capital stock of Maret. At the closing of the Merger, ten percent of the Merger Shares were placed in escrow to be held pursuant to the terms of an escrow agreement for a period of one year as security for Maret's indemnity obligations under the Merger Agreement.

     The Merger Shares were issued in a transaction exempt from registration under the Securities Act of 1933, as amended. Under the terms of the Merger Agreement, Essential will file a registration statement on Form S-3 covering the resale by the holders of the Merger Shares. All of the Merger Shares are subject to a contractual lock-up arrangement whereby the Merger Shares may not be resold for a period of one year from March 11, 2002.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit
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Number    Description
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2.1       Agreement and Plan of Merger, dated as of February 28, 2002, by and among Essential Therapeutics, Inc., MC Merger Corp., Maret Corporation and the Stockholder Representative, as defined therein

10.1 Convertible Note and Bonus Payment Agreement, dated as of February 28, 2002, by and among Essential Therapeutics, Inc., the Note Payees, as defined therein, the Management Payees, as defined therein, Maret Corporation and the Stockholder Representative, as defined therein

10.2 Escrow Agreement, dated as of March 11, 2002, by and among Essential Therapeutics, Inc., the Stockholder Representative, as defined therein and the Escrow Agent, as defined therein

99.1      Press release, dated March 12, 2002

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 25, 2002            ESSENTIAL THERAPEUTICS, INC.


                                 By: /s/ Paul Mellett
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                                        Paul Mellett,
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer
                                        (Principal Financial Officer)